UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2017

CESCA THERAPEUTICS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-82900	94-3018487
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California	95742
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 753-0624

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

          Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 29, 2017, Cesca Therapeutics Inc. (the “Company”) entered into a placement agency agreement (the “Agreement”) with Dawson James Securities, Inc. Pursuant to the Agreement, the Company agreed to sell up to 900,000 shares of common stock, par value $0.001, at a public offering price of $3.00 per share.

The Agreement contains customary representations, warranties and covenants of the Company and also provides for customary indemnification by the Company against certain liabilities.

The offering was a shelf takedown off of the Company’s registration statement on Form S-3 (File No. 333-212314). The material terms of the offering are described in a prospectus supplement which was filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on November 29, 2017.

The closing of the offering pursuant to the Agreement is expected to take place on December 1, 2017, subject to the satisfaction of customary closing conditions.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

A copy of the opinion of Foley & Lardner LLP relating to the legality of the securities offered by the Company is attached as Exhibit 5.1 hereto.

Item 8.01.	Other Events.

On November 29, 2017, the Company issued a press release announcing the pricing of a public offering of 900,000 shares of common stock of the Company. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

5.1	Opinion of Foley & Lardner LLP

10.1	Placement Agency Agreement, dated November 29, 2017, between Cesca Therapeutics Inc. and Dawson James Securities, Inc.

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1)

99.1	Press Release of Cesca Therapeutics Inc., dated November 29, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CESCA THERAPEUTICS INC.

By:	/s/ Vivian Liu
	Name:	Vivian Liu
	Title:	Chief Operating Officer

Date: November 29, 2017

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Foley & Lardner LLP

10.1	Placement Agency Agreement, dated November 29, 2017, between Cesca Therapeutics Inc. and Dawson James Securities, Inc.

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1)

99.1	Press Release of Cesca Therapeutics Inc., dated November 29, 2017.